SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.   20549
                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d)
                   Of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  August 25, 1997

                          STARTRONIX INTERNATIONAL INC.
                (Name of Registrant as specified in its charter)

    Delaware                         1-9190                       91-1263272
(State or other jurisdiction of   Commission file            (I.R.S. Employer
incorporation or organization)       number                Identification No.)

3190-D Airport Loop Drive
Costa Mesa, CA   92626
(Address of principal executive offices)

Registrant's telephone number, including area code:  (714)708-8200






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Item 4.	Changes in Registrant's Certified Accountant

Effective August 27, 1997, the independent accounting firm of Strabala, Ramirez and Associates ("Auditor"), previously engaged as the principal accountant to audit the financial statements of StarTronix International Inc. (the "Company") was dismissed.

The Auditor's reports on consolidated financial statements for the fiscal year ending June 30, 1996 contained an explanatory paragraph as to the Company's ability to continue as a going concern.

During the Company's most recent fiscal year and the subsequent interim periods before the dismissal of the Auditor, there were no disagreements with them on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Auditor, would have caused them to make reference to the subject matter of the disagreements in connection with its report.

As of August 27, 1997, the Company has engaged the independent accounting firm of Kelly and Company as the principal accountant to audit the Company's financial statements for the fiscal year ended June 30, 1997.

                                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.


                                          STARTRONIX INTERNATIONAL INC.

                                          /s/   JAMES VALLE
                                         ----------------------------------
                                        James Valle, Chief Financial Officer

August 27, 1997